MONSANTO

™

Safe Harbor

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: management's ability to achieve its cost-cutting objectives; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the success of the company's research and development activities and the speed with which regulatory authorizations and product roll-outs may be achieved; the company's ability to achieve and maintain protection for its intellectual property; fluctuations in exchange rates; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits regarding intellectual property and product liability, and other lawsuits and contingencies related to actual or alleged environmental contamination; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; increased generic and branded competition for the company's Roundup herbicide following the expiration of U.S. patent protection in September 2000; the seasonal nature of the company's agriculture business and the effect of weather conditions and commodity markets on that business; the company's ability to fund its short-term financing needs; general economic and business conditions; the company's ability to attract and retain current management and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any intention or obligation to revise or update any forward-looking statements or any factors that may cause results to differ, whether as a result of new information, future events or otherwise.

MONSANTO

Highlights

Monsanto is transforming agriculture

- Strong and growing Roundup business
- Growing biotechnology business with great upside
- Leadership position in genomics/seeds
- Broadest and deepest pipeline in industry

↓

Steady profit growth through innovation and margin expansion

MONSANTO

Monsanto Is Unique


Seeds/
Genomics
Roundup
INNOVATION IN:
Technology
Production
Marketing
Biotech
Traits

Roundup Brand Is Leading Global Herbicide

2000 Glyphosate Revenues


$ in Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2.6
0.2
0.1
0.15
Monsanto (Roundup)
Syngenta (Touchdown)
Dow (Glyphomax)
Chinese and Other Generics

Sources of value and differentiation

- Brand equity
- Formulation innovation
- Service
- Integrated solutions

Source: Phillips McDougall

MONSANTO

Roundup Historical Trends

Indexed (1994 = 100)



Volume
400
300
200
100
0
'94 '95 '96 '97 '98 '99 '00
CAGR = +24.5%
Price
120
100
80
60
40
20
0
'94 '95 '96 '97 '98 '99 '00
CAGR = -9.5%
Cost
120
100
80
60
40
20
0
'94 '95 '96 '97 '98 '99 '00
CAGR = -6.6%
Gross Profit
250
200
150
100
50
0
'94 '95 '96 '97 '98 '99 '00
CAGR = +11.5%

MONSANTO

Substantial Growth Remains for Roundup Brand in Two Key Segments


Con-Till Opportunity
Acres in Millions
Roundup on 60+% of Con-Till Acres
0
100
200
300
400
500
600
700
800
150
385
750
1996
2000
Market Potential
Roundup Ready Opportunity
Acres in Millions
Cotton
Canola
Soybeans
Corn
2
85
450
1996
2000
Market Potential

MONSANTO

Roundup Remains Successful Post-Patent

- U.S. branded volumes up 9 percent, with price down 3 percent
- Branded market share strong in 2001, particularly in over-the-top applications
- Manufacturing cost, scale and experience unmatched
- Logistics, service and customer relationships best in industry

Biotech Is Transforming Agriculture


Seeds/
Genomics
Roundup
INNOVATION IN:
Technology
Production
Marketing
Biotech
Traits

First Mover Advantage In Traits And Technology


USDA Approvals
30
25
20
15
10
5
0
27
10
4
3
2
Monsanto
Aventis
Syngenta
DuPont Pioneer
Dow

- 28% of all agricultural biotech/genomics patents filed
- 52% of all USDA product approvals received

More than 90% global share of biotech traits

MONSANTO

Biotech Platform Unmatched

- Significant R&D investment
- Broad patent estate
- Deep market penetration
- Seed position as delivery vehicle for technology
- Power of integrated solutions

Monsanto Global Trait Acreage



Acres in Millions
120
100
80
60
40
20
0
4
18
63
90
103
1996
1997
1998
1999
2000

Monsanto Is Transforming Agriculture: U.S. Roundup Ready Soybeans

Customer Wins

($ Cost per Acre)



$52
$40
$36
Conventional
1995
Conventional
RR
2000

- Reduced cost and improved yields
- Flexibility and convenience
- Farm efficiency

More Profit

Monsanto Wins

($ Revenue in Millions)



Technology Fee
Herbicide
Seed
$800
$0
1995
2000

- Roundup share from 0% to 60% in 5 years
- Trait fees have attractive margins
- Large additional potential remains

More Profit

MONSANTO

Global Growth Potential for Biotech Seeds and Traits Industrywide



Seeds and Traits Revenue
$ in Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
1999
2004
2009
Corn
Soybeans
Cotton
Cereals

Source: Phillips McDougall

Biotech Acceptance Strategy and Progress

- Secure markets for customers' products
- Continue to build consumer support
- Expand regulatory approvals

Brazilian Approval of Roundup Ready Soybeans

Current status:

- **Executive branch supportive**
- **Appellate court decision pending to overturn injunction**
- **Remaining requirements ready for completion following court decision**

Soybean Acreage in Key Countries


2000 Acres in Millions
80
60
40
20
0
75
33
24
Conventional
Biotech
U.S.
Brazil
Argentina

MONSANTO

Roundup Ready Corn EU Status

Completed Steps		Pending Actions
Draft proposal on labeling and traceability submitted	→	Proposal finalized and revisions approved by EC and member states
90/220 regulations for biotech approved	→	Regulatory process is restarted
Rapporteur countries (Spain, UK) recommend Roundup Ready corn for approval	→	

MONSANTO

Seeds and Genomics Are Foundation for Future



Seeds/
Genomics
Roundup
INNOVATION IN:
Technology
Production
Marketing
Biotech
Traits

Product Pipeline

PLATFORM/ LAUNCH*	SHORT-TERM (2001-2002)	MEDIUM-TERM (2003-2005)	LONG-TERM (2006 and beyond)
CROP YIELD AND PRODUCTIVITY	Refresh Current Seed Portfolio with: ▪ 130 New Corn Hybrids ▪ 150 New Soybean Varieties ▪ 20 New Other Oilseed Varieties ▪ 20 New Wheat Varieties	▪ Higher-Yielding Soybeans ▪ Higher-Yielding Canola ▪ Additional New Hybrids and Varieties in Key Crops	▪ Higher-Yielding Corn ▪ Higher-Yielding Cotton ▪ Specialized Seed Corn ▪ Drought-Tolerant Corn ▪ Cold-Tolerant Corn ▪ Additional New Hybrids and Varieties in Key Crops
INSECT AND DISEASE MANAGEMENT	▪ *YieldGard* Corn Root Worm-Protected Corn ▪ Second-Generation *Bollgard* Cotton ▪ *Latitude* Fungicide	▪ *Roundup Ready* and Insect-Protected Soybeans ▪ Second-Generation *YieldGard* Corn ▪ Extended Control Seed Treatment	▪ Enhanced *Bollgard* Cotton
WEED MANAGEMENT	▪ *Roundup Ready* Corn ▪ *Roundup Ready* Sugar Beets	▪ *Roundup Ready* Wheat ▪ *Roundup Ready* Rice ▪ *Roundup Ready* Alfalfa	▪ Enhanced *Roundup Ready* Cotton
FEED AND FOOD		▪ Improved-Energy Corn ▪ Corn Enhanced with Essential Amino Acids	▪ Corn Enhanced with Essential Amino Acids ▪ Improved-Protein Soybeans ▪ High-Oil Canola ▪ High-Oil Soybeans ▪ Improved-Oil Soybeans ▪ Zero-Saturate Soybeans

*Subject to technological success and regulatory approval

YieldGard Brand Corn Rootworm Protected Corn (CRW)

How It Works:

- Bt protein protects roots from corn rootworm. Insect impairs plant's ability to take up water and nutrients, and makes plant susceptible to soil diseases.

Target Acreage:

- 50M acres infested worldwide; 20M acres in United States

Benefit:

- Superior corn rootworm control over commercial insecticides.
- Insecticide reduction; current control costs $12-$14 per acre.
- Greater flexibility and lower labor costs for grower.


Control
Rating = 5.1
YieldGard
Rating = 2.1


Rootworm Protected Corn vs. Insecticides
(Root Rating 1-6)
Economic Threshold (Yield & Lodging)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
1.43
2.36
2.16
2.17
3.58
CRW
Lorsban
Counter
Force
Check

Source: University Research Trials (15 locations, 1999)

MONSANTO

Soybean Yield Trait

- 185M acres of soybeans grown worldwide
- Average yields in U.S. of 36.7 bu/acre over last decade
- With new yield trait, additional 4 bu/acre adds roughly $21/acre to farmer's revenues
- Yield trait builds on Monsanto's leadership in soybean technology



Soybean Yield
Bu/Acre
42
41
40
39
38
37
36
35
37.1
41.1
Best Commercial Standard
Y5QTL Yield Trait

Growth Drivers

Short Term
2001 - 2002

- Grow Roundup, seeds, existing traits
- Increase margins
- Win biotech acceptance

Medium Term
2003 - 2005

Plus…

- Accelerating biotech growth
- Accelerating seed business growth

Long Term
2006 and beyond

Plus…

- Pipeline growth
  - Yield traits
- Downstream businesses

MONSANTO ™

Financial Information



2000 Results
(excluding special items)
$ in Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Sales
EBITDA
3,885
1,330
1,608
-5
5,493
1,325
Ag Productivity
Seeds & Genomics
Total Monsanto



First-Half 2001 Results
(excluding special items)
$ in Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Sales
EBITDA
2,382
922
935
173
3,317
1,095
Ag Productivity
Seeds & Genomics
Total Monsanto

MONSANTO

SG&A and R&D Trends



Percent of sales
30
25
20
15
10
5
0
SG&A
R&D
24
11
26
12
24
13
23
11
22
10
1997
1998
1999
2000
12 months ending 06/30/01

MONSANTO